Offerings - Offering: 1	Sep. 11, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Class A ordinary shares, par value $0.0001 per share
Amount Registered | shares	9,300,000
Proposed Maximum Offering Price per Unit	0.5750
Maximum Aggregate Offering Price	$ 5,347,500.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 818.70
Offering Note	Estimated solely for the purposes of calculating the registration fee in accordance with Rule 457(h) and Rule 457(c) under the Securities Act, based the average of the high and low prices for the Registrant’s ordinary shares as quoted on the Nasdaq Stock Market on September 10, 2025, adjusted for ADS to Class A ordinary share ratio.